UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2024

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

5.07	Submission of Matters to a Vote of Security Holders

On May 23, 2024, Business First Bancshares, Inc. (“Business First”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.	The shareholders of Business First elected the individuals listed below to serve as directors of Business First until the 2024 Annual Meeting of Shareholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non- Vote
James J. Buquet, III	13,991,350	333,623	1,663	4,197,981
Carol M. Calkins	13,944,870	380,103	1,663	4,197,981
Ricky D. Day	13,820,546	504,327	1,763	4,197,981
John P. Ducrest	13,958,491	366,482	1,663	4,197,981
Mark P. Folse	13,899,078	424,811	2,747	4,197,981
J. Vernon Johnson	13,990,307	334,666	1,663	4,197,981
Rolfe H. McCollister, Jr.	13,568,607	747,018	11,011	4,197,981
Andrew D. McLindon	13,907,228	417,745	1,663	4,197,981
David R. Melville, III	13,842,024	482,949	1,663	4,197,981
Patrick E. Mockler	13,847,135	477,838	1,663	4,197,981
David A. Montgomery, Jr.	13,831,115	493,858	1,663	4,197,981
Arthur J. Price	13,907,228	417,745	1,663	4,197,981
Aimee Quirk	14,015,418	309,555	1,663	4,197,981
Kenneth Wm. Smith	13,894,831	430,142	1,663	4,197,981
Keith A. Tillage	13,607,452	717,521	1,663	4,197,981
Steven G. White	13,200,995	1,123,978	1,663	4,197,981

2.	The shareholders of Business First approved, on a non-binding advisory basis, the compensation of Business First’s named executive officers by the vote set forth in the table below:

For	Against	Abstain	Broker Non-Vote
13,237,720	831,470	257,446	4,197,981

3.
The shareholders of Business First ratified the appointment of FORVIS, LLP, as Business First’s independent registered public accounting firm for the year ending December 31, 2024 by the vote set forth in the table below:

For	Against	Abstain
18,251,667	77,648	195,302

4.	The shareholders of Business First approved the adoption of the 2024 Equity Incentive Plan by the vote set forth in the table below:

For	Against	Abstain	Broker Non-Vote
13,336,404	862,045	128,187	4,197,981

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 23, 2023

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer